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                                                                   Exhibit 10.54

                                 SIXTH AMENDMENT
                                     TO THE
                      FISHER SCIENTIFIC INTERNATIONAL INC.
                         SAVINGS AND PROFIT SHARING PLAN

      WHEREAS, Fisher Scientific International Inc. (the "Company") desires to merge the Medical Analysis Systems, Inc. 401k Profit Sharing Plan (the "MAS Plan") into the Fisher Scientific International Inc. Savings and Profit Sharing Plan (the "Plan"); and

      WHEREAS, the Company desires to vest the MAS Plan participants, whose MAS Plan accounts transfer to the Plan, 100% in their MAS Plan transfer accounts; and

      WHEREAS, Section 11.1 of the Plan grants the Administrative and Investment Committee (the "Committee") the authority to make amendments to the Plan which will not involve an estimated annual cost under the Plan in excess of $500,000.

      NOW,THEREFORE, it hereby is:

      RESOLVED THAT effective January 1, 2003, the MAS Plan is merged into the Plan and the Plan is hereby amended as follows:

      This Schedule K is to be added to the Plan effective January 1, 2003, for purposes of vesting MAS Plan participants, whose MAS Plan accounts transfer to the Plan, 100% in their MAS Plan Transfer Accounts.

                                   "Schedule K

      This Schedule K shall apply to any individual, who was a participant in the Medical Analysis Systems, Inc. 401k Profit Sharing Plan (the "MAS Plan and such account thereunder, the "MAS Transfer Account") and as a result of the merger, has a plan to plan transfer to this Plan of their MAS Transfer Account. Only with respect to such Participant's interests in his or her MAS Transfer Account, a former MAS Plan Participant shall become fully vested with respect to such Participant's entire MAS Transfer Account."


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      IN WITNESS WHEREOF, the Fisher Scientific International Inc. Savings and
Profit Sharing Plan is amended the 20 day of December, 2002.

                                        ADMINISTRATIVE AND INVESTMENT COMMITTEE

                                        /s/ Paul M. Meister
                                        ------------------------------------
                                        Paul M. Meister

                                        /s/ Todd M. DuChene
                                        ------------------------------------
                                        Todd M. DuChene